UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: August 11, 2016

(Date of Earliest Event Reported)

Identiv, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-29440	77-0444317
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2201 Walnut Avenue, Suite 100, Fremont, California 94538

(Address of principal executive offices, including zip code)

(949) 250-8888

(Registrant’s telephone number, including area code)

2201 Walnut Avenue, Suite 310, Fremont, California 94538

(Address of principal executive offices, including zip code)

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

The information contained in Item 2.02 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that Section. The information contained in this Current Report shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On August 11, 2016, Identiv, Inc. (the “Company”) issued a press release announcing financial results for its second quarter ended June 30, 2016. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure

On August 11, 2016, the Company held a conference call to discuss the results of its fiscal 2016 fiscal quarter ended June 30, 2016. A copy of the transcript of the conference call is furnished attached hereto as Exhibit 99.2.

The information contained in Item 7.01 of this Current Report, including Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, and shall not be incorporated by reference into any registration statement or other document or filing by any general statements incorporating by reference this report or future filings into any filings under the Securities Act or the Exchange Act except to the extent the Company specifically incorporates the information by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release dated August 11, 2016 announcing financial results for the second quarter ended June 30, 2016.

99.2	Conference call transcript for the second quarter ended June 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Identiv, Inc.

August 15, 2016	By:	/s/ Steven Finney
Steven Finney
Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 11, 2016 announcing financial results for the second quarter ended June 30, 2016.

99.2	Conference call transcript for the second quarter ended June 30, 2016.